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                             AIM GLOBAL TRENDS FUND


                     (SERIES PORTFOLIO OF AIM SERIES TRUST)

                       Supplement dated September 4, 2001
          to the Statement of Additional Information dated May 1, 2001 as supplemented June 14, 2001, July 6, 2001, August 1, 2001, and August 20, 2001


For the period September 1, 2001 through November 30, 2001, A. G. Edwards will receive, for certain investments to a Monthly Accumulation Plan ("MAP"), in addition to the dealer reallowance, an additional 50 basis points on Class A Share and Class B Share purchases and an additional 25 basis points on Class C Share purchases of the Fund. The additional payments apply only to investments made by wire orders. For MAP investments of $10,000 or more, the MAP amount must be the lesser of 1% of the MAP or $1,000. For MAP investments less than $10,000, the MAP amount must be at least $100.


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